                                                                  Exhibit 10.4.1


                                 FIRST AMENDMENT
                                       TO
                               FINANCING AGREEMENT

     FIRST AMENDMENT, dated as of August 30, 2001 (this "AMENDMENT"), to the Financing Agreement, dated as of September 19, 2000 (the "FINANCING AGREEMENT"), by and among INNOVATIVE CLINICAL SOLUTIONS, LTD., a Delaware corporation (THE "PARENT"), CLINICAL STUDIES, LTD., a Delaware corporation ( the "BORROWER"), the subsidiaries of the Parent (other than the Borrower) party thereto and identified on the signature pages thereto as "Guarantors " (each a "LOAN PARTY" and collectively, the "LOAN PARTIES"), and ABLECO FINANCE LLC, a Delaware limited liability company (as lender and as agent for itself and each person or entity that purchases any portion of Ableco Finance LLC's rights and obligations pursuant to Section 10.07 of the Financing Agreement, collectively, the "LENDER").

     WHEREAS, the Loan Parties and the Lender have entered into the Waiver, Consent and Acknowledgment dated as of August 30, 2001 (the "WAIVER"), pursuant to which the Lender has consented to the proposed sale of certain assets by the Borrower, and granted certain other waivers, in each case subject to the terms and conditions set forth therein; and

     WHEREAS, it is a condition precedent to the effectiveness of the Waiver that the Loan Parties and the Lender shall have entered into an amendment to the Financing Agreement to (i) amend the definitions of "Borrowing Base" and "Commitment" set forth in the Financing Agreement and (ii) include additional direct and indirect subsidiaries of the Parent within the term "Permitted Subsidiaries" as defined in the Financing Agreement;

     NOW THEREFORE, the Loan Parties and the Lender hereby agree as follows:

     1. DEFINITIONS. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Financing Agreement.

     2. AMENDMENTS. The Financing Agreement is hereby amended as follows:

        (a) The definition of "Borrowing Base" set forth in Section 1.01 of the Financing Agreement is amended in its entirety to read as follows:

          "BORROWING BASE" means, at any date, (a) the LESSER of (i) the sum of
     (A) the product of eighty-five percent (85%) TIMES the Net Amount of Eligible Accounts Receivable of the Borrower as of such date PLUS (B) the product of fifty percent (50%) TIMES the Allocation For New Sales of the Borrower as of such date, PLUS (c) $3,500,000, and (ii) the aggregate amount of actual Collections by the Borrower from Accounts Receivable of the Borrower for the immediately preceding 120 day period to the extent such Collections are received in the ordinary course of business of the Borrower, MINUS (b) such reserves as the Lender may deem appropriate in the exercise of its reasonable business judgment based upon the lending practices of the Lender consistent with the practices customary in the commercial finance industry.

        (b) The definition of "Commitment" set forth in Section 1.01 of the Financing Agreement is amended in its entirety to read as follows:

          "COMMITMENT" means the commitment of the Lender to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $8,500,000.00, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.

        (c) Schedule 5.01(f)(i) to the Financing Agreement is hereby replaced with new Schedule 5.01(f)(i), attached hereto as EXHIBIT A.

        (d) Schedule 5.01(f)(ii) to the Financing Agreement is hereby replaced with new Schedule 5.01(f)(ii), attached hereto as EXHIBIT B.

     3. CONDITIONS TO EFFECTIVENESS. (a) Except as set forth in subsection (b) below, this Amendment shall become effective only upon satisfaction in full of the following conditions precedent unless waived in writing by the Lender (the first date upon which all such conditions have been satisfied or waived by the Lender being herein called the "AMENDMENT EFFECTIVE DATE"):

           (i) The representations and warranties contained in this Amendment and in the Loan Documents shall be correct on and as of the Amendment Effective Date as though made on and as of such date (provided that, upon giving effect to this Amendment (A) the Persons listed in SCHEDULE I hereto shall no longer be deemed to be Subsidiaries of the Parent, Guarantors or Loan Parties and (B) the Persons listed in SCHEDULE II hereto shall be deemed Permitted Subsidiaries); and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

           (ii) The Lender shall have executed this Amendment and received counterparts to this Amendment which bear the signatures of the Loan Parties.

           (iii) Each of the conditions to effectiveness of the Waiver set forth in clauses (a), (e) and (g) of Section 4 thereof (other than the effectiveness of this Amendment) shall have been satisfied.

           (iv) All legal matters incident to this Amendment shall be satisfactory to the Lender and its counsel.

        (b) The amendments set forth in Sections 2(a) and 2(b) hereof shall become effective concurrently with the closing of the Sale (as such term is defined in the Waiver).

     4. COVENANT. Each of the Loan Parties covenants and agrees that, not later than September 20, 2001, it will deliver to the Lender stock certificates evidencing all of the issued and outstanding shares of each Subsidiary of the Parent named in SCHEDULE II hereto, together with stock powers, undated and endorsed in blank by the parent company of each such Subsidiary.

     5. REPRESENTATIONS AND WARRANTIES. Each of the Loan Parties represents and warrants to the Lenders as follows:

        (a) Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute and deliver this Amendment and to perform the Financing Agreement, as amended hereby.

        (b) The execution, delivery and performance by each Loan Party of this Amendment and the performance by each Loan Party of the Financing Agreement as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under such Loan Party's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting such Loan Party or any of such Loan Party's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to such Loan Party 's property.

        (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution and delivery by any of the Loan Parties of this Amendment and the performance by the Loan Parties of the Financing Agreement as amended hereby.

        (d) This Amendment and the Financing Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Loan Parties, enforceable against each such Loan Party in accordance with their terms.

        (e) The representations and warranties contained in the Loan Documents are correct on and as of the Amendment Effective Date as though made on and as of such date (provided that, upon giving effect to this Amendment (i) the Persons listed in SCHEDULE I hereto shall no longer be deemed to be Subsidiaries of the Parent, Guarantors or Loan Parties and (ii) the Persons listed in
SCHEDULE II hereto shall be deemed Permitted Subsidiaries); and no Default or Event of Default has occurred and is continuing on and as of the Amendment Effective Date.

     6. RESERVATION OF RIGHTS. No action or acquiescence by the Lender, including, without limitation, this Amendment of, or the acceptance of any payments under, the Financing Agreement, shall constitute a waiver of any Default or Event of Default which may exist as of the Amendment Effective Date. Accordingly, the Lender reserves all of its rights under the Financing Agreement, under the Loan Documents, at law and otherwise regarding any such Default or Event of Default.

     7. CONTINUED EFFECTIVENESS OF LOAN DOCUMENTS. Each of the Loan Parties hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date, all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Lender or to grant to the Lender a security interest in or lien on, any collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects.

     8. AMENDMENT AS LOAN DOCUMENT. The Loan Parties hereby acknowledge and agree that this Amendment constitutes a "Loan Document" under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by the Loan Parties under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) the Loan Parties shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

     9. MISCELLANEOUS.

        (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

        (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        (c) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        (d) THE LOAN PARTIES AND THE LENDER EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

        (e) The Borrower will pay on demand all fees, costs and expenses of the Lender in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of counsel to the Lender.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            PARENT:
                                            ------


                                            INNOVATIVE CLINICAL SOLUTIONS, LTD.


                                            By:  /s/ MICHAEL T. HEFFERNAN
                                                 ------------------------
                                                 Name: Michael T. Heffernan
                                                 Title: President and
                                                        Chief Executive Officer


                                            BORROWER:
                                            --------


                                            CLINICAL STUDIES, LTD.


                                            By:  /s/ MICHAEL T. HEFFERNAN
                                                 ------------------------
                                                 Name: Michael T. Heffernan
                                                 Title: President and
                                                        Chief Executive Officer





                                            GUARANTORS:
                                            ----------


                                            BABRAD, INC.

                                            Breathco Incorporated

                                            CCC-Indiana Lithotripsy, Inc.

                                            CCC Lithotripsy, Inc.

                                            CCC National Lithotripsy, Inc.

                                            Clinical Marketing, Ltd.

                                            College Park Radiation Care, Inc.

                                            Dasco Development West, Inc.

                                            DDC Real Estate Corp.

                                            Deer Co., Inc.

                                            DeKalb Endoscopy Center, Inc.

                                            Diagnostic Imaging of Biltmore, Inc.

                                            First Choice Health Care Services of
                                            Ft. Lauderdale, Inc.

                                            Lithotripsy America, Inc.

                                            Montgomery Radiation Care at
                                            Baptist, Inc.

                                            Nashville Radiation Care, Inc.

                                            Oncology Therapies of America, Inc.

                                            Oncology Therapies, Inc.

                                            PhyMatrix Diagnostic Imaging, Inc.

                                            PhyMatrix Management Company, Inc.

                                            PhyMatrix Network Management IPA I,
                                            Inc.

                                            PhyMatrix Network Management IPA II,
                                            Inc.

                                            PhyMatrix Network Management, Inc.

                                            PhyMatrix Northeast, Inc.

                                            PhyMatrix of Atlanta, Inc.

                                            PhyMatrix of Central Georgia, Inc.

                                            PhyMatrix of Manatee County, Inc.

                                            PhyMatrix Physician Management, Inc.

                                            PhyMatrix Pulmonary Network, Inc.

                                            PhyMatrix Urology Network, Inc.

                                            Physician Consultant & Management
                                            Co. of NC, Inc.

                                            Physician Consultant & Management
                                            Co. of NY, Inc.

                                            Physicians Consultant and Management
                                            Corporation

                                            Pinnacle Associates, Inc.

                                            Urology Consultant of South Florida,
                                            Inc.


                                            By:   /s/ GARY S. GILLHEENEY
                                                  -----------------------
                                                  Gary S. Gillheeney, as Chief
                                                  Financial Officer of each of
                                                  the foregoing companies

                                            LENDER:
                                            ------


                                            ABLECO FINANCE LLC


                                            By:  /s/ KEVIN GENDA
                                                 -----------------
                                            Name: Kevin Genda
                                            Title: SVP -Chief Credit Officer

                                   SCHEDULE I

                   PERSONS NO LONGER DEEMED TO BE SUBSIDIARIES

                                   SCHEDULE II

                           NEW PERMITTED SUBSIDIARIES

                                    EXHIBIT A

                             NEW SCHEDULE 5.01(F)(I)

                                    EXHIBIT B

                            NEW SCHEDULE 5.01(F)(II)